Exhibit 99.1

2 |

3 |

4 | Covidien intends to spin off its Pharmaceuticals segment into a stand-alone public company. Management anticipates that the transaction will be in the form of a distribution that will be tax-free to U.S. shareholders of publicly traded stock in the new pharmaceuticals company. Covidien currently expects to complete the transaction in June 2013; however, there can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed. Subsequent to the separation, the historical results of the Company's Pharmaceuticals segment will be presented as discontinued operations. The data contained in this presentation are for Covidien excluding the pharmaceuticals business.

5 | – Operating leverage Mid-single digit sales growth Double-digit EPS growth – Financial leverage Improve return on invested capital (ROIC) over time Return cash to shareholders

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 6 | $2,567 $2,408 $2,499 $2,506 $2,438 $2,530

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 7 |

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 8 |

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 9 |

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 10 |

FY 10 FY11 FY 12 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 11 |

Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013FY 10 FY11 FY 12 12 | $0.97 $0.97 $0.86 $0.91 $0.87

13 | – – – – –

2008 2009 2010 2011 2012 2013* $0.64 $0.64 $0.72 $0.80 $0.90 14 | $1.04

15 |

16 |

17 |

– – 18 |

20 |

21 |

22 |

23 |

24 |

25 |

26 |

27 |

28 |

29 |

30 |

31 |

32 |

33 |

34 |

35 |

36 |

37 | 2010 2011 2012 Medical Devices 11% / 8% 17% / 13% 4% / 6% Endomechanical 8% / 5% 9% / 6% – / 2% Soft Tissue Repair 6% / 3% 5% / 2% (2%) / 1% Energy Devices 14% / 12% 18% / 15% 12% / 14% Oximetry & Monitoring 19% / 17% 13% / 11% 2% / 3% Airway & Ventilation 1% / (2%) (2%) / (6%) (1%) / 1% Vascular Products 41% / 38% 76% / 73% 12% / 13% Other Products (9%) / (15%) (2%) / (8%) (3%) / (2%) Medical Supplies (2%) / (2%) 3% / 3% (2%) / (1%) Nursing Care (1%) / (1%) 3% / 3% – / 1% Medical Surgical (1%) / (1%) 7% / 6% (1%) / 1% SharpSafety™ (4%) / (4%) (4%) / (4%) (6%) / (7%) OEM (1%) / (2%) 6% / 6% (5%) / (5%) TOTAL COVIDIEN 8% / 6% 14% / 11% 3% / 4%

38 | Q1 2012 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Medical Devices 6% / 5% 7% / 7% 4% / 8% (1%) / 2% 8% / 9% 4% / 6% Endomechanical 2% / 2% 4% / 5% 1% / 6% (7%) / (3%) 7% / 8% 4% / 6% Soft Tissue Repair (1%) / (1%) 1% / 2% (1%) / 4% (6%) / (1%) 3% / 4% – / 2% Energy Devices 19% / 19% 12% / 14% 10% / 13% 6% / 10% 8% / 9% 7% / 8% Oximetry & Monitoring 1% / 1% 4% / 5% – / 2% 2% / 4% 16% / 18% 14% / 15% Airway & Ventilation (3%) / (3%) – / 1% 1% / 4% (3%) / 2% 8% / 9% 3% / 6% Vascular Products 17% / 16% 17% / 17% 14% / 15% 4% / 5% 7% / 8% 4% / 6% Other Products (6%) / (7%) 5% / 3% (5%) / (1%) (4%) / (1%) 3% / 5% (10%) / (4%) Medical Supplies – / 1% – / – – / 2% (9%) / (8%) 2% / 3% 1% / 1% Nursing Care 3% / 3% (1%) / (1%) 3% / 4% (5%) / (4%) 3% / 3% 7% / 7% Medical Surgical 4% / 4% 4% / 4% 1% / 4% (10%) / (8%) – / 1% (2%) / (2%) SharpSafety™ (5%) / (5%) (4%) / (3%) (6%) / (7%) (10%) / (10%) 6% / 6% (7%) / (7%) OEM (8%) / (8%) 2% / 3% – / 1% (16%) / (16%) – / – (6%) / (6%) TOTAL COVIDIEN 5% / 5% 6% / 6% 3% / 6% (3%) / – 7% / 8% 4% / 6%

39 |

Exhibit 99.1



COVIDIEN

Covidien Excluding Pharmaceuticals

May 3, 2013

Forward-Looking Statements

This presentation contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements.

The forward-looking statements in this presentation may include statements addressing the following subjects, among others: future financial condition and operating results, economic, business, competitive and/or regulatory factors affecting our business and the terms and effect of the anticipated spin-off of the Pharmaceuticals business from the Company. Any of the following factors may affect our future results:

- Our ability to effectively introduce and market new products or keep pace with advances in technology
- The reimbursement practices of a small number of large public and private insurers
- Cost-containment efforts of customers, purchasing groups, third-party payors and governmental organizations
- Intellectual property rights disputes
- Complex and costly regulation, including healthcare fraud and abuse regulations, and the Foreign Corrupt Practices Act
- Manufacturing or supply chain problems or disruptions

Forward-Looking Statements (continued)

- Recalls or safety alerts and negative publicity relating to Covidien or its products
- Product liability losses and other litigation liability
- Prices for oil, gas and other commodities
- Divestitures of some of our businesses or product lines
- Our ability to execute strategic acquisitions of, investments in or alliances with other companies and businesses
- Competition
- Risks associated with doing business outside of the United States
- Foreign currency exchange rates
- Environmental remediation costs
- Unanticipated developments that may prevent, delay, alter the terms of or otherwise negatively affect the planned spin-off.

These are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements. In addition, there can be no assurance as to the timing of the contemplated spin-off, or whether it will be completed. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements whether as a result of new information, future events or otherwise. More detailed information about these and other factors is set forth in Covidien's Annual Report on Form 10-K and other periodic filings with the SEC.

Background

Covidien intends to spin off its Pharmaceuticals segment into a stand-alone public company. Management anticipates that the transaction will be in the form of a distribution that will be tax-free to U.S. shareholders of publicly traded stock in the new pharmaceuticals company. Covidien currently expects to complete the transaction in June 2013; however, there can be no assurance regarding the ultimate timing of the proposed transaction or that the transaction will be completed. Subsequent to the separation, the historical results of the Company's Pharmaceuticals segment will be presented as discontinued operations. The data contained in this presentation are for Covidien excluding the pharmaceuticals business.

Long-term Financial Goals

- Mid-single digit sales growth
- Double-digit EPS growth
  - Operating leverage
  - Financial leverage
- Improve return on invested capital (ROIC) over time
- Return cash to shareholders

No change to long-term financial goals – Look to balance short-term growth and long-term investment

Net Sales*

$ Millions


$8,438
$9,607
$9,851
$2,408
$2,438
$2,506
$2,499
$2,567
$2,530
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013

** FY 10 and FY 12 include 52 weeks; FY11 includes 53 weeks. See Appendix for reconciliation of GAAP to non-GAAP results.*

Adjusted Gross Margin*


% of Net Sales
59.0%
59.9%
60.3%
61.6%
60.3%
60.5%
58.9%
59.9%
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

* See Appendix for reconciliation of GAAP to non-GAAP results.

Adjusted SG&A*



% of Net Sales
32.4%
32.5%
32.4%
31.6%
33.0%
32.4%
32.6%
32.0%
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

* See Appendix for reconciliation of GAAP to non-GAAP results.

Adjusted R&D as a Percent of Net Sales*


% of Net Sales
3.9%
4.3%
4.7%
4.4%
4.9%
5.0%
4.6%
4.3%
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

** See Appendix for reconciliation of GAAP to non-GAAP results.*

Adjusted Operating Margin*



% of Net Sales
22.6%
23.2%
23.2%
25.6%
22.4%
23.2%
21.7%
23.5%
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

** See Appendix for reconciliation of GAAP to non-GAAP results.*

COVIDIEN

Adjusted Tax Rate*


19.9%
18.8%
17.3%
17.2%
16.7%
17.7%
17.7%
17.4%
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

* See Appendix for reconciliation of GAAP to non-GAAP results.

Adjusted Earnings per Share*


$2.80
$3.38
$3.61
$0.97
$0.87
$0.91
$0.86
$0.97
FY 10
FY11
FY 12
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

** From continuing operations. FY 10 and FY 12 include 52 weeks; FY11 includes 53 weeks. See Appendix for reconciliation of GAAP to non-GAAP results.*

COVIDIEN

Capital Strategy

- Remain committed to return at least 50% of free cash flow to shareholders *every year* through dividends and share repurchases
  - Currently executing on $2 billion stock buyback authorization
  - Board recently approved additional $3 billion buyback authorization
  - Expect to increase dividend payout ratio over time
- Free cash flow will also be employed for strategic acquisitions and licensing agreements to:
  - Drive expansion in currently served markets
  - Enter attractive adjacent markets
- Continue to target an "A" credit rating

No change to capital strategy - taking balanced approach on deployment of capital to drive long-term growth and shareholder returns

Dividends

Annual Dividends Paid per Share (Fiscal year)


$0.64
$0.64
$0.72
$0.80
$0.90
$1.04
2008
2009
2010
2011
2012
2013*

Committed to driving payout ratio higher over time

** Current indicated dividend for 2013.*

Tyco Tax Sharing Agreement (TSA)

- Under the Tyco TSA, Covidien (COV), Tyco International (TYC) and TE Connectivity (TEL) are responsible for 42%, 27% and 31%, respectively, of U.S. income tax liabilities prior to the 2007 Tyco spin. Mallinckrodt (MNK) will not be a party to this agreement.
- Upon separation from COV, MNK will be directly responsible for its pre-Covidien spin and pre-Tyco spin income tax liabilities.
  - MNK's anticipated liability is approximately $150 million, subject to a maximum of $200 million.
  - MNK will not share in COV's liability to TYC/TEL, nor in the receivable that COV has from TYC/TEL.
  - COV will retain all TSA reimbursements from TYC/TEL.

MNK Impact

Expected to have non-current income tax liabilities of approximately $150M upon separation from Covidien.

COV Impact

Expected to have a decrease in non-current income tax liabilities of approximately $150 million. No change to amounts owed to or due from TYC and TEL.

2013 Segment Sales Guidance

	2013 Guidance*
Medical Devices	4% to 6%
Medical Supplies	1% to 2%
Total	**4% to 5%**

Foreign Exchange approximately (125 – 175 bp) unfavorable

Acquisitions approximately 50 - 100 bp favorable

** Guidance ranges assume exchange rates remain at May 1, 2013 levels.*

COVIDIEN

2013 Guidance

	2011	2012	2013 Guidance
Adjusted Operating Margin*	23.2%	23.2%	22.0% to 22.5%
Adjusted Tax Rate**	18.8%	17.3%	17.0% to 17.5%
Weighted Avg. Diluted Shares Outstanding (MM)	497	486	470 to 475

* *Adjusted operating margin is a non-GAAP measure. See Appendix for reconciliation.*
** *All tax rates exclude the impact of one-time items. See Appendix for reconciliation.*

Foreign Exchange / Medical Device Tax

FX expected to negatively impact EPS by approximately $0.15 -$0.20

- 125 - 175bp unfavorable to sales growth rate in FY2013

Medical device tax expected to increase SG&A by $75 - $100MM annually

- Only three quarters of impact in FY2013

Double-digit EPS growth planned for 2013 excluding these items

** Guidance ranges assume exchange rates remain at May 1, 2013 levels.*


COVIDIEN

COVIDIEN

Covidien Excluding Pharmaceuticals

Appendix
May 3, 2013

2010 Financial Results

$ Millions	2010 GAAP	Reclass to D.O.	2010 Adjusted for D.O.	Non-GAAP Adjustments	2010 As Adjusted
Net Sales	$10,429	$(1,991)	$ 8,438		$ 8,438
Gross Profit*	5,805	(860)	4,945	$33	4,978
% of Sales	*55.7%*		*58.6%*		*59.0%*
Selling, Gen'l & Admin**	3,219	(394)	2,825	(89)	2,736
% of Sales	*30.9%*		*33.5%*		*32.4%*
R&D expenses	447	(114)	333		333
% of Sales	*4.3%*		*3.9%*		*3.9%*
Restructuring charges	76	(10)	66	(66)	–
Operating income	$2,063	$ (342)	$1,721	$188	$1,909
% of Sales	*19.8%*		*20.4%*		*22.6%*

D.O. = Discontinued Operations

** $33MM Gross profit adjustment relates to charge in cost of good sold for acquisition inventory that had been written up to fair value.*

*** $89MM SG&A adjustment relates to $33MM in legal charges, $31MM of acquisition-related transaction costs and $25MM loss on divestitures.*

2010 Financial Results

$ Millions, except per share amounts	2010 GAAP	Reclass to D.O.	2010 Adjusted for D.O.	Non-GAAP Adjustments	2010 As Adjusted
Operating income	$2,063	$ (342)	$1,721	$188	$ 1,909
Net interest expense	(177)	(2)	(179)	13	(166)
Other income	40	–	40	(21)	19
Pre-tax income	1,926	(344)	1,582	180	1,762
Tax Rate	*18.8%*		*19.3%*		*19.9%*
Income tax expense	363	(57)	306	44	350
Income*	$1,563	$ (287)	$1,276	$136	$1,412
Diluted earnings per share*	$3.10	$(0.57)	$2.53	$0.27	$2.80

D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

2011 Financial Results

$ Millions	2011 GAAP	Reclass to D.O.	2011 Adjusted for D.O.	Non-GAAP Adjustments	2011 As Adjusted
Net Sales	$11,574	$(1,967)	$ 9,607		$ 9,607
Gross Profit*	6,578	(857)	5,721	$34	5,755
% of Sales	*56.8%*		*59.5%*		*59.9%*
Selling, Gen'l & Admin**	3,538	(374)	3,164	(46)	3,118
% of Sales	*30.6%*		*32.9%*		*32.5%*
R&D expenses	554	(142)	412		412
% of Sales	*4.8%*		*4.3%*		*4.3%*
Restructuring charges, net	122	(8)	114	(114)	–
Shareholder settlement	(11)	–	(11)	11	–
Operating income	$ 2,375	$ (333)	$ 2,042	$183	$2,225
% of Sales	*20.5%*		*21.3%*		*23.2%*

Fiscal year 2011 includes 53 weeks. D.O. = Discontinued Operations

** $34MM gross profit adjustment includes $32MM related to charge in cost of goods sold for acquisition inventory that had been written up to fair value and $2MM for restructuring-related accelerated depreciation.*

*** $46MM SG&A adjustment relates to legal charges.*

2011 Financial Results

$ Millions, except per share amounts	2011 GAAP	Reclass to D.O.	2011 Adjusted for D.O.	Non-GAAP Adjustments	2011 As Adjusted
Operating income	$ 2,375	$ (333)	$ 2,042	$183	$ 2,225
Net interest expense	(181)	(3)	(184)		(184)
Other income	22	–	22	6	28
Pre-tax income	2,216	(336)	1,880	189	2,069
Tax Rate	*15.0%*		*15.9%*		*18.8%*
Income tax expense	333	(34)	299	90	389
Income*	$ 1,883	$ (302)	$ 1,581	$ 99	$1,680
Diluted earnings per share*	$3.79	$(0.61)	$3.18	$0.20	$3.38

Fiscal year 2011 includes 53 weeks.
D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

2012 Financial Results

$ Millions	2012 GAAP	Reclass to D.O.	2012 Adjusted for D.O.	Non-GAAP Adjustments	2012 As Adjusted
Net Sales	$11,852	$(2,001)	$ 9,851		$ 9,851
Gross Profit*	6,814	(907)	5,907	$37	5,944
% of Sales	*57.5%*		*60.0%*		*60.3%*
Selling, Gen'l & Admin**	3,686	(425)	3,261	(70)	3,191
% of Sales	*31.1%*		*33.1%*		*32.4%*
R&D expenses	623	(144)	479	(12)	467
% of Sales	*5.3%*		*4.9%*		*4.7%*
Restructuring charges	91	(9)	82	(82)	–
Operating income	$2,414	$ (329)	$2,085	$201	$2,286
% of Sales	*20.4%*		*21.2%*		*23.2%*

** $37MM gross profit adjustment includes $17MM acquisition-related transaction costs, $15MM of inventory impairment related to Duet TRS and $5MM for restructuring-related accelerated depreciation.*

*** $70MM SG&A adjustment relates to $47MM legal charges, $20MM acquisition-related transaction costs and $3MM capital equipment impairment related to Duet TRS.*

**** R&D adjustment is related to a license agreement.*

D.O. = Discontinued Operations

COVIDIEN

2012 Financial Results

$ Millions, except per share amounts	2012 GAAP	Reclass to D.O.	2012 Adjusted for D.O.	Non-GAAP Adjustments	2012 As Adjusted
Operating income	$ 2,414	$(329)	$ 2,085	$201	$ 2,286
Net interest expense	(190)	(1)	(191)		(191)
Other income	25	–	25	(1)	24
Pre-tax income	2,249	(330)	1,919	200	2,119
Tax Rate	*15.4%*		*14.7%*		*17.3%*
Income tax expense	347	(65)	282	85	367
Income*	$ 1,902	$(265)	$ 1,637	$115	$1,752
Diluted earnings per share*	$3.92	$(0.55)	$3.37	$0.24	$3.61

D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

Q1 2012 Financial Results

$ Millions	Q1 2012 GAAP	Reclass to D.O.	Q1 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q1 2012 As Adjusted
Net Sales	$ 2,898	$ (490)	$ 2,408		$ 2,408
Gross Profit*	1,701	(219)	1,482	$ 2	1,484
% of Sales	*58.7%*		*61.5%*		*61.6%*
Selling, Gen'l & Admin**	907	(99)	808	(47)	761
% of Sales	*31.3%*		*33.6%*		*31.6%*
R&D expenses	144	(37)	107		107
% of Sales	*5.0%*		*4.4%*		*4.4%*
Restructuring charges, net	14	(4)	10	(10)	–
Operating income	$ 636	$ (79)	$ 557	$59	$ 616
% of Sales	*21.9%*		*23.1%*		*25.6%*

D.O. = Discontinued Operations

** $2MM gross profit adjustment relates to restructuring-related accelerated depreciation.*

*** $47MM SG&A adjustment relates to legal charges.*

COVIDIEN

Q1 2012 Financial Results

$ Millions, except per share amounts	Q1 2012 GAAP	Reclass to D.O.	Q1 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q1 2012 As Adjusted
Operating income	$ 636	$ (79)	$ 557	$ 59	$ 616
Net interest expense	(45)	(1)	(46)		(46)
Other income	2	(1)	1		1
Pre-tax income	593	(81)	512	59	571
Tax Rate	*16.7%*		*16.4%*		*17.2%*
Income tax expense	99	(15)	84	14	98
Income*	$ 494	$ (66)	$ 428	$ 45	$ 473
Diluted earnings per share*	$1.02	$(0.13)	$0.89	$0.08	$0.97

D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

Q2 2012 Financial Results

$ Millions	Q2 2012 GAAP	Reclass to D.O.	Q2 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q2 2012 As Adjusted
Net Sales	$ 2,946	$ (508)	$ 2,438		$ 2,438
Gross Profit*	1,706	(238)	1,468	$ 3	1,471
% of Sales	*57.9%*		*60.2%*		*60.3%*
Selling, Gen'l & Admin**	914	(107)	807	(2)	805
% of Sales	*31.0%*		*33.1%*		*33.0%*
R&D expenses***	167	(36)	131	(12)	119
% of Sales	*5.7%*		*5.4%*		*4.9%*
Restructuring charges, net	16	(1)	15	(15)	–
Operating income	$ 609	$ (94)	$ 515	$ 32	$ 547
% of Sales	*20.7%*		*21.1%*		*22.4%*

D.O. = Discontinued Operations

** $3MM gross profit adjustment relates to $2MM transaction costs and $1MM restructuring-related accelerated depreciation.*

*** $2MM SG&A adjustment relates to transaction costs.*

**** R&D adjustment is related to a license agreement.*

Q2 2012 Financial Results

$ Millions, except per share amounts	Q2 2012 GAAP	Reclass to D.O.	Q2 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q2 2012 As Adjusted
Operating income	$ 609	$ (94)	$ 515	$ 32	$ 547
Net interest expense	(45)	(2)	(47)		(47)
Other income	4	–	4	4	8
Pre-tax income	568	(96)	472	36	508
Tax Rate	*13.6%*		*12.3%*		*16.7%*
Income tax expense	77	(19)	58	27	85
Income*	$ 491	$ (77)	$ 414	$ 9	$ 423
Diluted earnings per share*	$1.01	$(0.16)	$0.85	$0.02	$0.87

D.O. = Discontinued Operations
** From continuing operations*

Q3 2012 Financial Results

$ Millions	Q3 2012 GAAP	Reclass to D.O.	Q3 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q3 2012 As Adjusted
Net Sales	$ 3,007	$ (501)	$ 2,506		$ 2,506
Gross Profit*	1,739	(228)	1,511	$ 5	1,516
% of Sales	*57.8%*		*60.3%*		*60.5%*
Selling, Gen'l & Admin**	936	(109)	827	(16)	811
% of Sales	*31.1%*		*33.0%*		*32.4%*
R&D expenses	159	(34)	125		125
% of Sales	*5.3%*		*5.0%*		*5.0%*
Restructuring charges, net	27	(6)	21	(21)	–
Operating income	$ 617	$ (79)	$ 538	$42	$ 580
% of Sales	*20.5%*		*21.5%*		*23.2%*

D.O. = Discontinued Operations

** $5MM gross profit adjustment relates to $3MM transaction costs and $2MM restructuring-related accelerated depreciation.*

*** $16MM SG&A adjustment relates to transaction costs.*

COVIDIEN

Q3 2012 Financial Results

$ Millions, except per share amounts	Q3 2012 GAAP	Reclass to D.O.	Q3 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q3 2012 As Adjusted
Operating income	$ 617	$ (79)	$ 538	$ 42	$ 580
Net interest expense	(52)	2	(50)		(50)
Other income	12	1	13	(5)	8
Pre-tax income	577	(76)	501	37	538
Tax Rate	*21.5%*		*21.2%*		*17.7%*
Income tax expense	124	(18)	106	(11)	95
Income*	$ 453	$ (58)	$ 395	$ 48	$ 443
Diluted earnings per share*	$0.93	$(0.12)	$0.81	$0.10	$0.91

D.O. = Discontinued Operations
** From continuing operations*

Q4 2012 Financial Results

$ Millions	Q4 2012 GAAP	Reclass to D.O.	Q4 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q4 2012 As Adjusted
Net Sales	$ 3,001	$ (502)	$ 2,499		$ 2,499
Gross Profit*	1,668	(222)	1,446	$ 27	1,473
% of Sales	*55.6%*		*57.9%*		*58.9%*
Selling, Gen'l & Admin**	929	(110)	819	(5)	814
% of Sales	*31.0%*		*32.8%*		*32.6%*
R&D expenses	153	(37)	116		116
% of Sales	*5.1%*		*4.6%*		*4.6%*
Restructuring charges, net	34	2	36	(36)	–
Operating income	$ 552	$ (77)	$ 475	$ 68	$ 543
% of Sales	*18.4%*		*19.0%*		*21.7%*

D.O. = Discontinued Operations

** $27MM gross profit adjustment relates to $15MM of inventory impairment related to Duet TRS and $12MM transaction costs.*

*** $5MM SG&A adjustment relates to $3MM capital equipment impairment related to Duet TRS and $2MM transaction costs.*

Q4 2012 Financial Results

$ Millions, except per share amounts	Q4 2012 GAAP	Reclass to D.O.	Q4 2012 Adjusted for D.O.	Non-GAAP Adjustments	Q4 2012 As Adjusted
Operating income	$ 552	$ (77)	$ 475	$ 68	$ 543
Net interest expense	(48)	–	(48)		(48)
Other income	7	–	7		7
Pre-tax income	511	(77)	434	68	502
Tax Rate	*9.2%*		*7.8%*		*17.7%*
Income tax expense	47	(13)	34	55	89
Income*	$ 464	$ (64)	$ 400	$ 13	$ 413
Diluted earnings per share*	$0.96	$(0.13)	$0.83	$0.03	$0.86

D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

Q1 2013 Financial Results

$ Millions	Q1 2013 GAAP	Reclass to D.O.	Q1 2013 Adjusted for D.O.	Non-GAAP Adjustments	Q1 2013 As Adjusted
Net Sales	$ 3,056	$ (489)	$ 2,567		$ 2,567
Gross Profit	1,756	(219)	1,537		1,537
% of Sales	*57.5%*		*59.9%*		*59.9%*
Selling, Gen'l & Admin	941	(119)	822		822
% of Sales	*30.8%*		*32.0%*		*32.0%*
R&D expenses	149	(38)	111		111
% of Sales	*4.9%*		*4.3%*		*4.3%*
Restructuring charges, net	8	–	8	$ (8)	–
Operating income	$ 658	$ (62)	$ 596	$ 8	$ 604
% of Sales	*21.5%*		*23.2%*		*23.5%*

D.O. = Discontinued Operations

Q1 2013 Financial Results

$ Millions, except per share amounts	Q1 2013 GAAP	Reclass to D.O.	Q1 2013 Adjusted for D.O.	Non-GAAP Adjustments	Q1 2013 As Adjusted
Operating income	$ 658	$ (62)	$ 596	$ 8	$ 604
Net interest expense	(49)	1	(48)		(48)
Other income	1	–	1		1
Pre-tax income	610	(61)	549	8	557
Tax Rate	*19.2%*		*16.9%*		*17.4%*
Income tax expense	117	(24)	93	4	97
Income*	$ 493	$ (37)	$ 456	$ 4	$ 460
Diluted earnings per share*	$1.03	$(0.07)	$0.96	$0.01	$0.97

D.O. = Discontinued Operations
** From continuing operations*

COVIDIEN

Q2 2013 Financial Results

$ Millions	Q2 2013 GAAP	Reclass to D.O.	Q2 2013 Adjusted for D.O.	Non-GAAP Adjustments	Q2 2013 As Adjusted
Net Sales	$ 3,103	$ (573)	$ 2,530		$ 2,530

D.O. = Discontinued Operations

Annual Net Sales*

% Change vs. Prior Year (Reported / Operational)

	2010	2011	2012
Medical Devices	**11% / 8%**	**17% / 13%**	**4% / 6%**
Endomechanical	8% / 5%	9% / 6%	– / 2%
Soft Tissue Repair	6% / 3%	5% / 2%	(2%) / 1%
Energy Devices	14% / 12%	18% / 15%	12% / 14%
Oximetry & Monitoring	19% / 17%	13% / 11%	2% / 3%
Airway & Ventilation	1% / (2%)	(2%) / (6%)	(1%) / 1%
Vascular Products	41% / 38%	76% / 73%	12% / 13%
Other Products	(9%) / (15%)	(2%) / (8%)	(3%) / (2%)
Medical Supplies	**(2%) / (2%)**	**3% / 3%**	**(2%) / (1%)**
Nursing Care	(1%) / (1%)	3% / 3%	– / 1%
Medical Surgical	(1%) / (1%)	7% / 6%	(1%) / 1%
SharpSafety™	(4%) / (4%)	(4%) / (4%)	(6%) / (7%)
OEM	(1%) / (2%)	6% / 6%	(5%) / (5%)
TOTAL COVIDIEN	**8% / 6%**	**14% / 11%**	**3% / 4%**

** FY 10 and FY 12 include 52 weeks; FY11 includes 53 weeks. Operational growth is a non-GAAP measure. See Appendix for definition.*

Quarterly Net Sales*

% Change vs. Prior Year (Reported / Operational)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013	Q2 2013
Medical Devices	**6% / 5%**	**7% / 7%**	**4% / 8%**	**(1%) / 2%**	**8% / 9%**	**4% / 6%**
Endomechanical	2% / 2%	4% / 5%	1% / 6%	(7%) / (3%)	7% / 8%	4% / 6%
Soft Tissue Repair	(1%) / (1%)	1% / 2%	(1%) / 4%	(6%) / (1%)	3% / 4%	– / 2%
Energy Devices	19% / 19%	12% / 14%	10% / 13%	6% / 10%	8% / 9%	7% / 8%
Oximetry & Monitoring	1% / 1%	4% / 5%	– / 2%	2% / 4%	16% / 18%	14% / 15%
Airway & Ventilation	(3%) / (3%)	– / 1%	1% / 4%	(3%) / 2%	8% / 9%	3% / 6%
Vascular Products	17% / 16%	17% / 17%	14% / 15%	4% / 5%	7% / 8%	4% / 6%
Other Products	(6%) / (7%)	5% / 3%	(5%) / (1%)	(4%) / (1%)	3% / 5%	(10%) / (4%)
Medical Supplies	**– / 1%**	**– / –**	**– / 2%**	**(9%) / (8%)**	**2% / 3%**	**1% / 1%**
Nursing Care	3% / 3%	(1%) / (1%)	3% / 4%	(5%) / (4%)	3% / 3%	7% / 7%
Medical Surgical	4% / 4%	4% / 4%	1% / 4%	(10%) / (8%)	– / 1%	(2%) / (2%)
SharpSafety™	(5%) / (5%)	(4%) / (3%)	(6%) / (7%)	(10%) / (10%)	6% / 6%	(7%) / (7%)
OEM	(8%) / (8%)	2% / 3%	– / 1%	(16%) / (16%)	– / –	(6%) / (6%)
TOTAL COVIDIEN	**5% / 5%**	**6% / 6%**	**3% / 6%**	**(3%) / –**	**7% / 8%**	**4% / 6%**

** Operational growth is a non-GAAP measure. See Appendix for definition.*

Non-GAAP Financial Measures

This presentation discusses measures which may be considered "non-GAAP" financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The definition of these non-GAAP measures may differ from similarly titled measures used by others.

The Company generally uses non-GAAP financial measures to facilitate management's internal comparisons to Covidien's historical operating results, to competitors' operating results, and to provide greater transparency to investors of supplemental information used by management in its financial and operational decision-making, including to evaluate Covidien's operating performance and to determine management incentive compensation.

The Company presents its operating margin forecast before special items to give investors a perspective on the expected underlying business results. Because the Company cannot predict the timing and amount of such items and the associated charges or gains that will be recorded in the Company's financial statements, it is difficult to include the impact of those items in the forecast.

The following is a list of the non-GAAP financial measures which may be discussed in this presentation:

Adjusted Operating Income: Operating income excluding charges or income for class action and shareholder settlements, net of insurance recoveries, restructuring and related charges, certain legal charges, intangible impairments, licensing fees, gain/loss on divestiture, environmental charges, transaction costs, separation costs and in-process R&D.

Adjusted Operating Income Margin: Adjusted Operating Income / Adjusted Net Sales (expressed as a percentage).

Free Cash Flow: Net cash provided by continuing operating activities excluding class action and shareholder settlements minus capital expenditures.

Operational sales growth: Year over year adjusted net sales increase excluding the impact of foreign exchange, expressed as a percentage.

Return on Invested Capital (ROIC): Adjusted income from continuing operations plus after-tax net interest expense divided by total assets less total liabilities. Total assets exclude cash and cash equivalents, assets held for sale and income tax related assets. Total liabilities exclude liabilities associated with assets held for sale, income tax related liabilities and debt.

Additional information is available in the Investor Relations section of our website www.covidien.com